UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2025

MASSIMO GROUP
(Exact name of registrant as specified in its charter)

Nevada	001-41994	92-0790263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 W Miller Road Garland, TX	75041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 866-403-5272

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MAMO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described below in Item 5.07 of this Current Report on Form 8-K, on April 23, 2025, at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of Massimo Group (the “Company”) approved Amendment No. 1 to the Massimo Group 2024 Equity Incentive Plan (the “Amendment”). The Amendment was adopted by the Company’s Board of Directors (the “Board”) and became effective on March 17, 2025 (the “Effective Date”), subject to approval by the stockholders at the Annual Meeting.

A description of the material terms of the Amendment is set forth in Proposal 3 contained in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2025. The above description of the Amendment is qualified in all respects by the full text of the Amendment, which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting the Company’s stockholders voted on the matters described below.

1.	The Company’s stockholders elected five directors, each to serve until his/her successor is duly elected and qualified at the 2026 annual meeting of stockholders or until his/her earlier resignation or removal. The number of shares that (a) voted for the election of each director, (b) voted against the election of each director, and (c) abstained authority to vote for each director is summarized in the table below:

Director Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
David Shan	32,307,450	901	200	493,441
Dr. Yunhao Chen	32,307,346	1,005	200	493,441
Paolo Pietrogrand	32,306,868	1,483	200	493,441
Ting Zhu	32,307,346	1,005	200	493,441
Mark Sheffield	32,307,450	901	200	493,441

2.	Proxies were solicited on behalf of the Board and a vote by ballot was taken for and against the ratification of the appointment of ZH CPA, LLC (“ZH CPA”) as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025. The number of shares that voted for, against, and abstained from voting for this proposal is summarized in the table below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
32,795,463	1,683	4,846	0

3.	Proxies were solicited on behalf of the Board and a vote by ballot was taken for and against the approval of the Amendment. The number of shares that voted for, against, and abstained from voting for this proposal is summarized in the table below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
32,303,636	4,375	540	493,441

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
10.1	Amendment No. 1 to the Massimo Group 2024 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 24, 2025	MASSIMO GROUP

	By:	/s/ David Shan
	Name:	David Shan
	Title:	Chief Executive Officer

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